                                                                            Exhibit 23.2

Consent of Independent Mining Consultants, Inc.

Pat Prejean
Assistant Controller - Financial Reporting
Freeport-McMoRan Copper & Gold, Inc.
1615 Poydras Street
New Orleans, LA 70112

Dear Mr. Prejean,

We hereby consent to the use in this Registration Statement on Form S-8 of Freeport-McMoRan Copper & Gold, Inc. of our reports incorporated by reference in the Form 10-K for the year ended December 31, 2006.

INDEPENDENT MINING CONSULTANTS, INC.

Date: March 15, 2007                                                  By:  /s/ John M. Marek
Name: John M. Marek
Title: President